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                                                                    EXHIBIT 10.8


                                    GUARANTY

         This Guaranty ("Guaranty") is entered into as of January 23, 2004 by Paul A. Kruger, a resident of the State of Florida ("Guarantor"), for the benefit of SXJE, LLC ("SXJE").

         WHEREAS, SXJE has required that Guarantor guaranty the payment of any and all amounts owed by Boundless Motor Sports Racing, Inc., a Colorado corporation (the "Company"), under that certain promissory note, of even date herewith, in the original principal amount of $l,000,000, and with the Company as "maker" and SXJE as "payee" (the "Note"); and

         WHEREAS, Guarantor will derive a specific benefit from SXJE providing the loan to the Company pursuant to the Note, and desires to guarantee the payment of any and all amounts owed by the Company under the Note (the "Obligations");

         NOW, THEREFORE, for valuable consideration, the receipt and adequacy of which are hereby acknowledged, Guarantor hereby guarantees to SXJE the payment of all Obligations, on the following terms:

         1. Continuing Guaranty. Upon the occurrence of an Event of Default (as defined in the Note), Guarantor hereby guarantees and promises to pay, on written demand by SXJE, all of the unpaid Obligations. This Guaranty is given in consideration for credit and other financial accommodations made by SXJE to the Company.

         2. Waivers. Except as provided in Section 1 above, Guarantor hereby waives:

                  (a) presentment for payment;

                  (b) notice of dishonor, demand, protest, and notice thereof as to any instrument, and all other notices and demands to which Guarantor might be entitled;

                  (c) any right to require the SXJE to institute suit against, or to exhaust its rights and remedies against, the Company or any other person, or to proceed against any property of any kind which secures all or any part of the Obligations, or to exercise any right of offset or other right with respect to any reserves, credits or deposit accounts held by or maintained with SXJE or any indebtedness of SXJE to the Company, or to exercise any other right or power, or pursue any other remedy SXJE may have;

                  (d) any defense based upon any failure of SXJE to give Guarantor notice of any sale or other disposition of any property securing any or all of the Obligations, or any defects in any such notice that may be given;

                  (e) any defense based upon or arising out of any bankruptcy, insolvency, reorganization, arrangement, readjustment of debt, liquidation or dissolution proceeding commenced by or against the Company or any other guarantor or any endorser, co-maker or other person,

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including without limitation any discharge of, or bar against collecting, any of the Obligations (including without limitation any interest thereon), in or as a result of any such proceeding; and

                  (f) the benefit of any and all statutes of limitation with respect to any action based upon, arising out of or related to this Guaranty.

If any claim is ever made upon SXJE for repayment or recovery of any amount or amounts received by SXJE in payment of or on account of any of the Obligations, because of any claim that any such payment constituted a preferential transfer or fraudulent conveyance, or for any other reason whatsoever, and SXJE repays all or part of said amount by reason of any judgment, decree or order of any court or administrative body having jurisdiction over SXJE or any of its property, or by reason of any settlement or compromise of any such claim effected by SXJE with any such claimant (including, without limitation, the Company), then and in any such event, Guarantor agrees that any such judgment, decree, order, settlement and compromise shall be binding upon Guarantor, notwithstanding any revocation or release of this Guaranty or the cancellation of any note or other instrument evidencing any of the Obligations, or any release of any of the Obligations, and Guarantor shall be and remain liable to SXJE under this Guaranty for the amount so repaid or recovered, to the same extent as if such amount had never originally been received by SXJE, and the provisions of this sentence shall survive, and continue in effect, notwithstanding any revocation or release of this Guaranty.

         3. Consents. Guarantor hereby consents and agrees that, without notice to or by Guarantor and without affecting or impairing in any way the obligations or liability of Guarantor hereunder, SXJE may, from time to time before or after revocation of this Guaranty, do any one or more of the following in SXJE's sole and absolute discretion: (a) accelerate, accept partial payments of, compromise or settle, renew, extend the time for the payment, discharge, or performance of refuse to enforce, and release all or any parties to, any or all of the Obligations; (b) grant any other indulgence to the Company or any other person in respect of any or all of the Obligations or any other matter; (c) accept, release, waive, surrender, enforce, exchange, modify, impair, or extend the time for the performance, discharge, or payment of, any and all property of any kind securing any or all of the Obligations or any guaranty of any or all of the Obligations, or on which SXJE at any time may have a lien, or refuse to enforce its rights or make any compromise or settlement or agreement therefor in respect of any or all of such property; (d) substitute or add, or take any action or omit to take any action which results in the release of, any one or more endorsers or guarantors of all or any part of the Obligations, including, without limitation one or more parties to this Guaranty, regardless of any destruction or impairment of any right of contribution or other right of Guarantor, (e) amend, alter or change in any respect whatsoever any term or provision relating to any or all of the Obligations, including the rate of interest thereon; (f) apply any sums received from the Company, any other guarantor, endorser, or co-signer, or from the disposition of any collateral or security, to any indebtedness whatsoever owing from such person or secured by such collateral or security, in such manner and order as SXJE determines in its sole discretion, and regardless of whether such indebtedness is part of the Obligation, is secured, or is due and payable; (g) apply any sums received from Guarantor or from the disposition of any collateral or security securing the obligations of Guarantor, to any of the Obligations in such manner and order as SXJE determines in its sole discretion, regardless of whether or not such Obligations is secured or is due and payable. Guarantor

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consents and agrees that SXJE shall be under no obligation to marshal any assets in favor of Guarantor, or against or in payment of any or all of the Obligations. Without limiting the generality of the foregoing, SXJE shall have no obligation to monitor. verify, audit, examine, or obtain or maintain any insurance with respect to, any property securing any or all of the Obligations.

         4. Representations and Warranties. Guarantor hereby represents and warrants that (a) it is in Guarantor's direct interest to assist the Company in procuring credit, because the Company is an affiliate of Guarantor and has a direct business relationship with Guarantor, (b) this Guaranty has been duly and validly authorized, executed and delivered and constitutes the valid and binding obligation of Guarantor, enforceable in accordance with its terms, and (c) the execution and delivery of this Guaranty does not violate or constitute a default under (with or without the giving of notice, the passage of time, or both) any order, judgment, decree, instrument or agreement to which Guarantor is a party or by which it or its assets are affected or bound.

         5. Costs. Whether or not suit be instituted, Guarantor agrees to reimburse SXJE on demand for all reasonable attorneys' fees and all other reasonable costs and expenses incurred by SXJE in enforcing this Guaranty, or arising out of or relating in any way to this Guaranty. In the event either SXJE or Guarantor files any lawsuit against the other predicated on a breach of this Guaranty, the prevailing party in such action shall be entitled to recover its reasonable attorneys' fees and costs of suit from the non-prevailing party.

         6. Notices. Any notice which a party shall be required or shall desire to give to the other hereunder shall be given by personal delivery or by telecopier or by depositing the same in the United States mail, first class postage pre-paid, addressed to SXJE at 2400 Bryon Circle, Lansing, Michigan 48912, Attn: Sam Eyde, and to Guarantor at 2500 McGee Drive, Suite 147, Norman, Oklahoma 73072, and such notices shall be deemed duly given on the date of personal delivery or one day after the date telecopied or 3 business days after the date of mailing as aforesaid. SXJE and Guarantor may change their address for purposes of receiving notices hereunder by giving written notice thereof to the other party in accordance herewith Guarantor shall give SXJE immediate written notice of any change in his address.

         7. Severability. If any provision of this Guaranty or the application thereof to any party or circumstance is held invalid, void, inoperative or unenforceable, the remainder of this Guaranty and the application of such provision to other parties or circumstances shall not be affected thereby, the provisions of this Guaranty being severable in any such instance.

         8. General Provisions. SXJE shall have the right to seek recourse against Guarantor to the full extent provided for herein and in any other instrument or agreement evidencing obligations of Guarantor to SXJE, and against the Company to the full extent of the Obligations. No election in one form of action or proceeding, or against any party, or on any obligation, shall constitute a waiver of SXJE's right to proceed in any other form of action or proceeding or against any other party. The failure of SXJE to enforce any of the provisions of this Guaranty at any time or for any period of time shall not be construed to be a waiver of any such provision or the right thereafter to enforce the same. All remedies hereunder shall be cumulative and shall be in addition to all rights, powers and remedies given to SXJE by law or under any other instrument or agreement. Time is of the essence in the


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performance by Guarantor of each and every obligation under this Guaranty. This
Guaranty is the entire and only agreement between Guarantor and SXJE with respect to the guaranty of the Obligations of the Company by Guarantor, and all representations, warranties, agreements, or undertakings heretofore or contemporaneously made, which are not set forth herein, are superseded hereby. No course of dealings between the parties, no usage of the trade, and no parol or extrinsic evidence of any nature shall be used or be relevant to supplement or explain or modify any term or provision of this Guaranty. There are no conditions to the full effectiveness of this Guaranty. The terms and provisions hereof may not be waived, altered, modified, or amended except in a writing executed by Guarantor and SXJE. All rights, benefits and privileges hereunder shall inure to the benefit of and be enforceable by SXJE and its successors and assigns and shall be binding upon Guarantor and his heirs, executors, administrators, personal representatives, successors and assigns. Neither the death of Guarantor nor notice thereof to SXJE shall terminate this Guaranty as to his estate, and, notwithstanding the death of Guarantor or notice thereof to SXJE, this Guaranty shall continue in full force and effect with respect to all Obligations, including without limitation Obligations incurred or created after the death of Guarantor and notice thereof to SXJE. Section headings are used herein for convenience only. Guarantor acknowledges that the same may not describe completely the subject matter of the applicable Section, and the same shall not be used in any manner to construe, limit, define or interpret any term or provision hereof.

         9. Choice of Law. THIS GUARANTY SHALL BE CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF TEXAS, WITHOUT REGARD TO ITS CHOICE OF LAWS PROVISIONS.

         IN WITNESS WHEREOF, Guarantor has executed this Guaranty as of the date first above written.

                                                    /s/ Paul A. Kruger
                                                    ----------------------------
                                                    Paul A. Kruger




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